OLSON  FARMS,  INC.
-------------------

March  16,  2000                              Via  Facsimile  and  U.S.  Mail
                                              -------------------------------

Dave  Foran
Chief  Financial  Officer
Industrial  Rubber  Innovations,  Inc.
6801  McDivitt
Bakersfield,  CA


Dear  Dave,

We have arrived at terms with Pillsbury Company about the leasing of the building to them. We are in the process of formalizing what has been agreed to.

This will serve as notice to you that you will need to vacate the building as of April 1st as that is the date they wish to take possession of the building, which I have agreed to.

As we had previously agreed, if we were successful in working a deal with Pillsbury, Industrial Rubber Innovations (IRI) would issue 25,000 shares of publicly traded, unrestricted stock to us. The name that the certificates should be issued in is Summers Ranch, Inc.

I will let you know as soon as the lease is signed, which should be in a matter of days, so that you can make delivery of the stock certificates.

Should  you  have  questions,  please  feel  free  to  call  me.


Best  regards,


/s/  Rick  Trout
Rick  Trout
Chief  Financial  Officer


cc:  Michael  L.  Mills,  President